EXHIBIT 99.1
-------------------------------------     --------------------------------------
In re: TEMCO FIREPLACE PRODUCTS, INC.     DEBTOR IN POSSESSION OPERATING REPORT

                                          Report Number: 1           Page 1 of 3
                              Debtor.     For the period FROM:    May 2, 2003
                                                                  --------------
                                                           TO:    May 31, 2003
                                                                  -------------
--------------------------------------------------------------------------------
Chapter 11 Case No:   RS 03-16834 MJ
--------------------------------------------------------------------------------

1. Profit and Loss Statement (Accrual Basis Only)                        RESTATED
   A.    Related to Business Operations:
         Gross Sales
                                                                    --------------------
         Less: Sales Returns and Discounts
                                                                    --------------------
              Net Sales                                                                  1,447,057
                                                                                         --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                    --------------------
         Add: Purchases
                                                                    --------------------
         Less: Ending Inventory at Cost
                                                                    --------------------
              Cost of Goods Sold                                                         1,240,308
                                                                                         --------------------
                  Gross Profit
                                                                                                              --------------------
                  Other Operating Revenues (Specify)
                                                                                                              --------------------
         Less: Operating Expenses:
         Officer Compensation
                                                                    --------------------
         Salaries and Wages -- Other Employees
                                                                    --------------------
              Total Salaries and Wages
                                                                                         --------------------
              Employee Benefits and Pensions
                                                                                         --------------------
         Payroll Taxes
                                                                    --------------------
         Real Estate Taxes
                                                                    --------------------
         Federal and State Income Taxes
                                                                    --------------------
              Total Taxes
                                                                                         --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                    --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                    --------------------
         Insurance
                                                                    --------------------
         Automobile Expense
                                                                    --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                    --------------------
         Depreciation and Amortization
                                                                    --------------------
         Repairs and Maintenance
                                                                    --------------------
         Advertising
                                                                    --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                    --------------------
         Bad Debts
                                                                    --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                    --------------------
              Total Operating Expenses                                                   685,351
                                                                                         --------------------
                  Net Gain/Loss from Business Operations                                                      (478,602)
                                                                                                              --------------------
     B.  Not Related to Business Operations: Income:
              Interest Income
                                                                                         --------------------
              Other Non-Operating Revenues (Specify)
                                                                                         --------------------
              Gross Proceeds on Sale of Assets
                                                                    --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                    --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                         --------------------
              Total Non-Operating Income
                                                                                                              --------------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)
                                                                                         --------------------
              Other Non-Operating Expenses (Specify)
                                                                                         --------------------
              Total Non-Operating Expenses
                                                                                                              --------------------
     NET INCOME / LOSS FOR PERIOD                                                                             (478,602)
                                                                                                              --------------------

--------------------------------------------------------------------------------
Revised April 1989                   OPERATING REPORT                      UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            DEBTOR IN POSSESSION OPERATING REPORT NO: _____          Page 2 of 3
--------------------------------------------------------------------------------

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                                                    --------------------------  ---------------------------------
                                                                    Accounts Payable            Accounts Receivable
                                                                    --------------------------  ---------------------------------
                  Current              Under 30 Days                507,095                     1,913,154
                                                                    --------------------------  ---------------------------------
                  Overdue              31 - 60 Days                                               775,835
                                                                    --------------------------  ---------------------------------
                  Overdue              61 - 90 Days                                               310,903
                                                                    --------------------------  ---------------------------------
                  Overdue              91 - 120 Days                                               27,483
                                                                    --------------------------  ---------------------------------
                  Overdue              Over 121 Days                                              (70,453)
                                                                    --------------------------  ---------------------------------
                  TOTAL                                             507,095                     2,956,922
                                                                    --------------------------  ---------------------------------

3.   State of Status of Payments to Secured Creditors and Lessors:

         -----------------------------   --------------------   --------------   -------------   ----------------------------------
                                               Frequency                                                   Post-Petition
                                            of Payments Per         Amount             Next             Payments Not Made*
                    Creditor/              Contract / Lease         of Each          Payment
                     Lessor                (i.e., mo., qtr.)        Payment            Due             Number          Amount
         -----------------------------   --------------------   --------------   -------------   ----------------- ----------------
         FROST CAPITAL GROUP             DAILY                  VARIOUS          DAILY
         -----------------------------   --------------------   --------------   -------------   ----------------- ----------------
         J. UPFIELD                      MONTHLY                  3,750          JUNE 1
         -----------------------------   --------------------   --------------   -------------   ----------------- ----------------
         HUTCO                           MONTHLY                 23,960          JUNE 1          1                 23,960
         -----------------------------   --------------------   --------------   -------------   ----------------- ----------------
         J. HOWARD                       MONTHLY                  6,368          JUNE 1
         -----------------------------   --------------------   --------------   -------------   ----------------- ----------------

         *Explanation for Non-Payment:       RENEGOTIATING LEASE
                                             -----------------------------------

--------------------------------------------------------------------------------

4.   Tax Liability:
               Gross Payroll Expense for Period:              $ 314,228
                                                              ------------------
               Gross Sales for Period Subject to Sales Tax    $ 369,490.
                                                              ------------------

                                                              ---------------------   -----------------------   --------------------
                                                                                                                    Post-Petition
                                                                                                                     taxes Still
                                                                    Date Paid              Amount Paid*                 Owing
                                                              ---------------------   -----------------------   --------------------
              Federal Payroll and Withholding Taxes                                   $                         $         0
                                                              ---------------------   -----------------------   --------------------
              State Payroll and Withholding Taxes                                                                         0
                                                              ---------------------   -----------------------   --------------------
              State Sales and Use Taxes                       VARIOUS                 VARIOUS                             0
                                                              ---------------------   -----------------------   --------------------
              Real Property Taxes                                                                                         0
                                                              ---------------------   -----------------------   --------------------

    COMPANY USE ADP PAYROLL SERVICE        Attach photocopies of depository
    AND ALL TAXES ARE PAID VIA THEM.       receipts from taxing authorities or
                                           financial institutions to verify
                                           that such deposits or payments have
                                           been made.

5.       Insurance Coverage:                            ------------------   ----------------   ----------------   ----------------
     SEE SCHEDULE ATTACHED. ALL                             Carrier /             Amount             Policy             Premium
     PREMIUMS ARE CURRENT                                     Agent                 of             Expiration        Paid Through
                                                              Name               Coverage             Date               Date
                                                        ------------------   ----------------   ----------------   ----------------
         Worker's Compensation
                                                        ------------------   ----------------   ----------------   ----------------
         Liability
                                                        ------------------   ----------------   ----------------   ----------------
         Fire and Extended Coverage
                                                        ------------------   ----------------   ----------------   ----------------
         Property
                                                        ------------------   ----------------   ----------------   ----------------
         Theft
                                                        ------------------   ----------------   ----------------   ----------------
         Life (Beneficiary:                           )
                                ----------------------  ------------------   ----------------   ----------------   ----------------
         Vehicle
                                                        ------------------   ----------------   ----------------   ----------------
         Other (Specify):
                                ----------------------  ------------------   ----------------   ----------------   ----------------

            ------------------------------------------  ------------------   ----------------   ----------------   ----------------

            ------------------------------------------  ------------------   ----------------   ----------------   ----------------

--------------------------------------------------------------------------------
                DEBTOR IN POSSESSION OPERATING REPORT NO: _____      Page 3 of 3
--------------------------------------------------------------------------------
6.   Questions:
         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                |_|  Yes       Explain:
                                       -----------------------------------------
                |X|  No

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:

                |_|  Yes       Explain:
                                       -----------------------------------------
                |X|  No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

     --------------------------------------   -----------------------------   ------------------------
                                                      State Type of                  Total Post-
                                                      Professional                 Petition Amount
               Name of Professional            (Attorney/Accountant/etc.)              Unpaid
     --------------------------------------   -----------------------------   ------------------------
     WINTHROP COUCHOT                         ATTORNEY                        $ 67,000
     --------------------------------------   -----------------------------   ------------------------
     REID &  HELLYER                          ATTORNEY                        $ 24,703
     --------------------------------------   -----------------------------   ------------------------
     FROST CAPITAL GROUP                      DIP ATTORNEY                    $ 67,000(PAID 6/03)
     --------------------------------------   -----------------------------   ------------------------

     --------------------------------------   -----------------------------   ------------------------

     --------------------------------------   -----------------------------   ------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

     NONE
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------
        Quarterly             Total                                                                                     Quarterly
          Period          Disbursements        Quarterly            Date              Amount             Check          Fee Still
          Ending           For Quarter            Fee               Paid               Paid               No.             Owing
    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

    -------------------  -----------------  ----------------  -----------------  -----------------  ---------------  ---------------

                       -----------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                       -----------------------------------

----------------------------------------  --------------------------------------
In re: TEMCO FIREPLACE PRODUCTS, INC.     DEBTOR IN POSSESSION INTERIM STATEMENT
                                          --------------------------------------
       TEMTEX INDUSTRIES, INC.
                                          Statement Number:       _1__
                                Debtor.   For the period FROM:    May 2, 2003
----------------------------------------                     -------------------
Chapter 11 Case No.:  RS 03-16834 MJ                      TO:     May 31, 2003.
----------------------------------------                     -------------------
Chapter 11 Case No.:  RS 03-16833 MJ
----------------------------------------  --------------------------------------

CASH ACTIVITY ANALYSIS (Cash Basis Only)

A.   Total Receipts per all Prior Interim Statements
B.   Less: Total Disbursements per all Prior Statements
C.   Beginning Balance (A less B) D. Receipts during Current Period  --------------------  -----------------  ------------------
                                                                       GENERAL ACCOUNT     PAYROLL ACCOUNT           TAX
     (Attach Separate Listing if Necessary)                                                                           ACCOUNT
                                                                     --------------------  -----------------  ------------------
      Description                                                    $            0         $         0        $        0
                                                                     --------------------  -----------------  ------------------
      See Attached Listing                                                        0                   0                 0
      Transfer from operating Account                                --------------------  -----------------  ------------------
                                                                                  0                   0                 0
      TOTAL RECEIPTS THIS PERIOD:                                    --------------------  -----------------  ------------------
E.    Balance Available (C plus D)                                                0                   0                 0
F:    Less:  Disbursements during Current Period                     --------------------  -----------------  ------------------
                                                                                  0                   0                 0
      (Attach Separate Listing if Necessary)                         --------------------  -----------------  ------------------
                                                                           2,043,555             168,311             1,000
      Date         Check No.       Payee/Purpose                     --------------------  -----------------  ------------------
                                                                     $                      $                  $
      TOTAL DISBURSEMENTS THIS PERIOD:                               --------------------  -----------------  ------------------
G.       Ending Balance (E less F)
                                                                          $2,043,555
H.  (1)  General Account:
                                                                                                $168,311            $1,000
        (a) Depository Name and Location BANK OF AMERICA,
                DALLAS, TX._______________________________________
        (b) Account Number: 3755514631____________________________
                                                                          $1,805,289            $167,311                 0
    (2) Payroll Account:
        (a) Depository Name and Location BANK OF AMERICA,
                DALLAS, TX________________________________________
        (b) Account Number: 3755514657____________________________

    (3)  Tax Account:                                                     $  238,266            $  1,000            $1,000
        (a) Depository Name and Location BANK OF AMERICA,
                DALLAS, TX________________________________________
        (b) Account Number: 3755514660 ___________________________

I.  Other monies on hand (Specify type and location) (i.e.
    Certificates of Deposit, Petty Cash): PETTY CASH: PERRIS, CA..
    $ 2,000_____PETTY CASH: MANCHESTER, TN.  $ 700._______________

--------------------------------------------------------------------------------

----------------------------------------  --------------------------------------
In re: TEMCO FIREPLACE PRODUCTS, INC.     DEBTOR IN POSSESSION OPERATING REPORT
                                          Report Number:  2       Page 1 of 3
                              Debtor.     For the period FROM:    June 1, 2003
                                                              ------------------
                                                           TO:    June 30, 2003
                                                              ------------------
----------------------------------------  --------------------------------------
Chapter 11 Case No: RS 03-16834 MJ
----------------------------------------  --------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations:
         Gross Sales
                                                                     --------------------
         Less: Sales Returns and Discounts
                                                                     --------------------
              Net Sales                                                                   1,745,000
                                                                                          --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                     --------------------
         Add: Purchases
                                                                     --------------------
         Less: Ending Inventory at Cost
                                                                     --------------------
              Cost of Goods Sold                                                          1,458,000
                                                                                          --------------------
                  Gross Profit
                                                                                                               --------------------
                  Other Operating Revenues (Specify)
                                                                                                               --------------------
         Less: Operating Expenses:
         Officer Compensation
                                                                     --------------------
         Salaries and Wages -- Other Employees
                                                                     --------------------
              Total Salaries and Wages
                                                                                          --------------------
              Employee Benefits and Pensions
                                                                                          --------------------
         Payroll Taxes
                                                                     --------------------
         Real Estate Taxes
                                                                     --------------------
         Federal and State Income Taxes
                                                                     --------------------
              Total Taxes
                                                                                          --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                     --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                     --------------------
         Insurance
                                                                     --------------------
         Automobile Expense
                                                                     --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                     --------------------
         Depreciation and Amortization
                                                                     --------------------
         Repairs and Maintenance
                                                                     --------------------
         Advertising
                                                                     --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                     --------------------
         Bad Debts
                                                                     --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                     --------------------
              Total Operating Expenses                                                    594,000
                                                                                          --------------------
                  Net Gain/Loss from Business Operations                                                       (307,000)
                                                                                                               --------------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                          --------------------
              Other Non-Operating Revenues (Specify)
                                                                                          --------------------
              Gross Proceeds on Sale of Assets
                                                                     --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                     --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                          --------------------
              Total Non-Operating Income
                                                                                                               --------------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)
                                                                                          --------------------
              Other Non-Operating Expenses (Specify)
                                                                                          --------------------
              Total Non-Operating Expenses
                                                                                                               --------------------
     NET INCOME / LOSS FOR PERIOD                                                                              (307,000)
                                                                                                              --------------------

--------------------------------------------------------------------------------
Revised April 1989                OPERATING REPORT                         UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               DEBTOR IN POSSESSION OPERATING REPORT NO: _____       Page 2 of 3
--------------------------------------------------------------------------------

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                                    ---------------------------------   ---------------------------------
                                                    Accounts Payable                    Accounts Receivable
                                                    ---------------------------------   ---------------------------------
         Current              Under 30 Days         389,542                             1,561,000
                                                    ---------------------------------   ---------------------------------
         Overdue              31 - 60 Days          125,000                               820,000
                                                    ---------------------------------   ---------------------------------
         Overdue              61 - 90 Days                                                363,000
                                                    ---------------------------------   ---------------------------------
         Overdue              91 - 120 Days                                               178,000
                                                    ---------------------------------   ---------------------------------
         Overdue              Over 121 Days
                                                    ---------------------------------   ---------------------------------
         TOTAL                                      514,542                             2,922,000
                                                    ---------------------------------   ---------------------------------

3.   State of Status of Payments to Secured Creditors and Lessors:

     --------------------------     --------------------     --------------     ---------------     --------------------------------
                                          Frequency                                                          Post-Petition
                                       of Payments Per           Amount               Next                 Payments Not Made*
                Creditor/             Contract / Lease           of Each            Payment
                 Lessor               (i.e., mo., qtr.)          Payment              Due               Number            Amount
     --------------------------     --------------------     --------------     ---------------     ---------------  ---------------
     FROST CAPITAL GROUP            DAILY                    VARIOUS            DAILY
     --------------------------     --------------------     --------------     ---------------     ---------------  ---------------
     J. UPFIELD                     MONTHLY                    3,750            JULY 1              1                 3,750
     --------------------------     --------------------     --------------     ---------------     ---------------  ---------------
     HUTCO                          MONTHLY                   23,960            JULY 1              2                47,920
     --------------------------     --------------------     --------------     ---------------     ---------------  ---------------
     J. HOWARD                      MONTHLY                    6,368            JULY 1
     --------------------------     --------------------     --------------     ---------------     ---------------  ---------------

     * Explanation for Non-Payment:       RENEGOTIATING LEASE
                                          --------------------------------------

       -------------------------------------------------------------------------

4.   Tax Liability:
            Gross Payroll Expense for Period:              $286,734
                                                           ---------------------
            Gross Sales for Period Subject to Sales Tax    $337,912
                                                           ---------------------

                                                      ----------------------     -----------------------     ----------------------
                                                                                                                 Post-Petition
                                                                                                                  taxes Still
                                                            Date Paid                 Amount Paid*                   Owing
                                                      ----------------------     -----------------------     ----------------------
              Federal Payroll and Withholding Taxes                              $                           $         0
                                                      ----------------------     -----------------------     ----------------------
              State Payroll and Withholding Taxes                                                                      0
                                                      ----------------------     -----------------------     ----------------------
              State Sales and Use Taxes               VARIOUS                    VARIOUS                               0
                                                      ----------------------     -----------------------     ----------------------
              Real Property Taxes                                                                                      0
                                                      ----------------------     -----------------------     ----------------------

              COMPANY USE ADP PAYROLL       Attach photocopies of
              SERVICE AND ALL TAXES ARE     depository receipts from
              PAID VIA THEM.                taxing authorities or
                                            financial institutions to
                                            verify that such deposits
                                            or payments have been
                                            made.

                                                        ------------------  ------------------  ------------------  ----------------
6.       Insurance Coverage:                                Carrier /            Amount              Policy              Premium
     SEE SCHEDULE ATTACHED. ALL                               Agent                of              Expiration         Paid Through
     PREMIUMS ARE CURRENT                                     Name              Coverage              Date                Date
                                                        ------------------  ------------------  ------------------  ----------------
         Worker's Compensation
                                                        ------------------  ------------------  ------------------  ----------------
         Liability
                                                        ------------------  ------------------  ------------------  ----------------
         Fire and Extended Coverage
                                                        ------------------  ------------------  ------------------  ----------------
         Property
                                                        ------------------  ------------------  ------------------  ----------------
         Theft
                                                        ------------------  ------------------  ------------------  ----------------
         Life (Beneficiary:                           )
                                ----------------------  ------------------  ------------------  ------------------  ----------------
         Vehicle
                                                        ------------------  ------------------  ------------------  ----------------
         Other (Specify):
                                ----------------------  ------------------  ------------------  ------------------  ----------------

            ------------------------------------------  ------------------  ------------------  ------------------  ----------------

            ------------------------------------------  ------------------  ------------------  ------------------  ----------------

--------------------------------------------------------------------------------
           DEBTOR IN POSSESSION OPERATING REPORT NO: _____           Page 3 of 3
--------------------------------------------------------------------------------

6.   Questions:

         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                |_| Yes       Explain:
                                      ------------------------------------------
                |X| No

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:

                |_| Yes       Explain:
                                      ------------------------------------------
                |X| No

     7.   Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

         -----------------------------------      ---------------------------     --------------------------
                                                          State Type of                  Total Post-
                                                          Professional                 Petition Amount
                 Name of Professional              (Attorney/Accountant/etc.)              Unpaid
         -----------------------------------      ---------------------------     --------------------------
         WINTHROP COUCHOT                         ATTORNEY                         $ 114,557
         -----------------------------------      ---------------------------     --------------------------
         REID &  HELLYER                          ATTORNEY                         $  41,076
         -----------------------------------      ---------------------------     --------------------------
         FROST CAPITAL GROUP                      DIP ATTORNEY                     $  67,000
         -----------------------------------      ---------------------------     --------------------------
         SQUAR, MILNER                            CREDITORS CONST.                 $  28,626
         -----------------------------------      ---------------------------     --------------------------
         BURKHALTER MICHAELS                      ATTORNEY                         $   4,264
         -----------------------------------      ---------------------------     --------------------------

     8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

         NONE
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

     9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------
    Quarterly             Total                                                                                     Quarterly
      Period          Disbursements         Quarterly            Date             Amount             Check          Fee Still
      Ending           For Quarter             Fee               Paid              Paid               No.             Owing
-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------
-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------

-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------

-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------

-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------

-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------

-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------

-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------

-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------

-----------------    ----------------    ---------------    -------------    ---------------    -------------    -----------------

                       -----------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                       -----------------------------------

---------------------------------------   --------------------------------------
In re: TEMCO FIREPLACE PRODUCTS, INC.     DEBTOR IN POSSESSION INTERIM STATEMENT

     TEMTEX INDUSTRIES, INC.              Statement Number    2
                               Debtor.
---------------------------------------   For the period FROM: June 1, 2003
                                                              ------------------
Chapter 11 Case No.:    RS 03-16834                        TO: June 30, 2003
                                                              ------------------
---------------------------------------   --------------------------------------

MJ Chapter 11 Case No.: RS 03-16833 MJ
---------------------------------------

                                                                                    GENERAL           PAYROLL             TAX
                                                                                    ACCOUNT           ACCOUNT           ACCOUNT
                                                                                  --------------      ---------         --------
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                          $ 2,043,555         $168,311          $1,000
                                                                                  --------------      ---------         --------
A. Total Receipts per all Prior Interim Statements                                 (1,805,289)        (167,311)              0
                                                                                  --------------      ---------         --------
B. Less:  Total Disbursements per all Prior Statements                                238,266            1,000           1,000
                                                                                  --------------      ---------         --------
C. Beginning Balance (A less B)                                                     1,398,000          271,917               0
                                                                                  --------------      ---------         --------
D. Receipts during Current Period(Attach Separate Listing if Necessary)             1,636,266          272,917           1,000
                                                                                  --------------      ---------         --------
   Description                                                                      1,793,043          271,917               0
                                                                                  --------------      ---------         --------
   See Attached Listing                                                             ($156,777)          $1,000          $1,000
                                                                                  --------------      ---------         --------
   Transfer from operating Account
   Frost Loan Proceeds, Net                                                       $                   $                 $
   TOTAL RECEIPTS THIS PERIOD:                                                    $                   $                 $
E. Balance Available (C plus D)
F: Less:  Disbursements during Current Period                                     $                   $                 $
   (Attach Separate Listing if Necessary)
   Date    Check No.                 Payee/Purpose

TOTAL DISBURSEMENTS THIS PERIOD:
G.  Ending Balance (E less F)
H. (1)  General Account:
        (a)  Depository Name and Location BANK OF AMERICA,
                DALLAS, TX._____________________________________________________
        (b) Account Number:  3755514631_________________________________________
   (2)  Payroll Account:
        (a)  Depository Name and Location BANK OF AMERICA,
                DALLAS, TX _____________________________________________________
        (b)  Account Number:  3755514657________________________________________
   (3)  Tax Account:
        (a)  Depository Name and Location BANK OF AMERICA,
                DALLAS, TX _____________________________________________________
        (b)  Account Number: 3755514660 ________________________________________

I. Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):
   PETTY CASH: PERRIS, CA.. $ 2,000_____PETTY CASH: MANCHESTER, TN.  $700.______

--------------------------------------------------------------------------------

-------------------------------------     --------------------------------------
In re: TEMCO FIREPLACE PRODUCTS, INC.     DEBTOR IN POSSESSION OPERATING REPORT

                                          Report Number: 3          Page 1 of 3
                               Debtor.    For the period FROM:   July 1, 2003
                                                                 ---------------
                                                           TO:   July 31, 2003
--------------------------------------                           ---------------
Chapter 11 Case No: RS 03-16834 MJ
--------------------------------------    --------------------------------------

1. Profit and Loss Statement (Accrual Basis Only)
   A.Related to Business Operations:
     Gross Sales
                                                       -----------
     Less: Sales Returns and Discounts
                                                       -----------
        Net Sales                                                       1,448,000
                                                                        ----------
     Less: Cost of Goods Sold:
     Beginning Inventory at Cost
                                                       -----------
     Add: Purchases
                                                       -----------
     Less: Ending Inventory at Cost
                                                       -----------
            Cost of Goods Sold                                         1,291,000
                                                                       ----------
                Gross Profit
                                                                                         ----------
                Other Operating Revenues (Specify)
                                                                                         ----------
     Less: Operating Expenses:
     Officer Compensation
                                                       -----------
     Salaries and Wages -- Other Employees
                                                       -----------
        Total Salaries and Wages
                                                                       ----------
        Employee Benefits and Pensions
                                                                       ----------
     Payroll Taxes
                                                       -----------
     Real Estate Taxes
                                                       -----------
     Federal and State Income Taxes
                                                       -----------
        Total Taxes
                                                                       ----------
     Rent and Lease Exp. (Real Property and
       Personal Property)
                                                       -----------
     Interest Expense (Mortgage, Loan, etc.)
                                                       -----------
     Insurance
                                                       -----------
     Automobile Expense
                                                       -----------
     Utilities (Gas, Electricity, Water, Telephone,
       etc.)
                                                       -----------
     Depreciation and Amortization
                                                       -----------
     Repairs and Maintenance
                                                       -----------
     Advertising
                                                       -----------
     Supplies, Office Expenses, Photocopies, etc.
                                                       -----------
     Bad Debts
                                                       -----------
     Miscellaneous Operating Expenses (Specify)
                                                       -----------
        Total Operating Expenses                                          644,000
                                                                       ----------
           Net Gain/Loss from Business Operations                                          (487,000)
                                                                                         ----------
   B.Not Related to Business Operations:
     Income:
        Interest Income
                                                                       ----------
        Other Non-Operating Revenues (Specify)
                                                                       ----------
        Gross Proceeds on Sale of Assets
                                                       -----------
        Less: Original Cost of Assets plus
          Expenses of Sale
                                                       -----------
           Net Gain/Loss of Sale of Assets
                                                                       ----------
        Total Non-Operating Income
                                                                                         ----------
     Expenses Not Related to Business Operations:
        Legal and Professional Fees (Specify)
                                                                       ----------
        Other Non-Operating Expenses (Specify)
                                                                       ----------
        Total Non-Operating Expenses
                                                                                         ----------
   NET INCOME / LOSS FOR PERIOD                                                            (487,000)

--------------------------------------------------------------------------------
Revised April 1989             OPERATING REPORT                           UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEBTOR IN POSSESSION OPERATING REPORT NO: _____                      Page 2 of 3
--------------------------------------------------------------------------------

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      ------------------   ---------------------
                                      Accounts Payable       Accounts Receivable
                                      ------------------   ---------------------
Current Under 30 Days                      51,477                 1,359,000
                                      ------------------   ---------------------
Overdue 31 - 60 Days                      240,529                   843,000
                                      ------------------   ---------------------
Overdue 61 - 90 Days                      304,350                   295,000
                                      ------------------   ---------------------
Overdue 91 - 120 Days                                               161,000
                                      ------------------   ---------------------
Overdue Over 121 Days
                                      ------------------   ---------------------
TOTAL                                     596,356                 2,658,000
                                      ------------------   ---------------------

3.  State of Status of Payments to Secured Creditors and Lessors:

                                 Frequency                                                                Post-Petition
                              of Payments Per                Amount                  Next               Payments Not Made*
     Creditor/                Contract/Lease                 of Each                Payment
      Lessor                 (i.e., mo., qtr.)               Payment                  Due             Number            Amount
---------------------   ----------------------------   ---------------------   ---------------   -----------------  -------------
FROST CAPITAL GROUP               DAILY                     VARIOUS                 DAILY
---------------------   ----------------------------   ---------------------   ---------------   -----------------  -------------
J. UPFIELD                        MONTHLY                     3,750                 AUG 1               2               7,500
---------------------   ----------------------------   ---------------------   ---------------   -----------------  -------------
HUTCO                             MONTHLY                    23,960                 AUG 1               3              71,880
---------------------   ----------------------------   ---------------------   ---------------   -----------------  -------------
J. HOWARD                         MONTHLY                     6,368                 AUG 1
---------------------   ----------------------------   ---------------------   ---------------   -----------------  -------------

*Explanation for Non-Payment: RENEGOTIATING LEASE
                              --------------------------------------------------

--------------------------------------------------------------------------------

4.   Tax Liability:
        Gross Payroll Expense for Period:            $274,845
                                                     ---------------------------
        Gross Sales for Period Subject to Sales Tax  $203,278
                                                     ---------------------------

                                                                                     Post-Petition
                                                                                      taxes Still
                                                Date Paid         Amount Paid*           Owing
                                                ---------         ------------       --------------
Federal Payroll and Withholding Taxes                             $                  $     0
                                                ---------         ------------       --------------
State Payroll and Withholding Taxes                                                        0
                                                ---------         ------------       --------------
State Sales and Use Taxes                       VARIOUS            VARIOUS                 0
                                                ---------         ------------       --------------
Real Property Taxes                                                                        0
                                                ---------         ------------       --------------

       COMPANY USE ADP PAYROLL                  Attach photocopies of
       SERVICE AND ALL TAXES                    depository receipts from
       ARE PAID VIA THEM.                       taxing authorities or
                                                financial institutions to
                                                verify that such deposits
                                                or payments have been
                                                made.

5. Insurance Coverage:                         Carrier/           Amount            Policy             Premium
SEE SCHEDULE ATTACHED. ALL                      Agent               of            Expiration         Paid Through
PREMIUMS ARE CURRENT                            Name             Coverage            Date               Date
                                              ------------   ----------------   ----------------   -----------------
     Worker's Compensation
                                              ------------   ----------------   ----------------   -----------------
     Liability
                                              ------------   ----------------   ----------------   -----------------
     Fire and Extended Coverage
                                              ------------   ----------------   ----------------   -----------------
     Property
                                              ------------   ----------------   ----------------   -----------------
     Theft
                                              ------------   ----------------   ----------------   -----------------
     Life (Beneficiary:                   )
                       -------------------    ------------   ----------------   ----------------   -----------------
     Vehicle-
            ------------------------------    ------------   ----------------   ----------------   -----------------
     Other (Specify):
------------------------------------------    ------------   ----------------   ----------------   -----------------

------------------------------------------    ------------   ----------------   ----------------   -----------------

--------------------------------------------------------------------------------
DEBTOR IN POSSESSION OPERATING REPORT NO: _____                      Page 3 of 3
--------------------------------------------------------------------------------

6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

     |_| Yes  Explain:
                      ---------------------------------------------------------
     |X| No

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:

     |_| Yes  Explain:
                      ---------------------------------------------------------
     |X| No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

---------------------------------------------------------------------------------------
                                       State Type of                  Total Post-
                                       Professional                 Petition Amount
Name of Professional            (Attorney/Accountant/etc.)               Unpaid
---------------------------------------------------------------------------------------
WINTHROP COUCHOT                     ATTORNEY                       $ 114,557 + 103,510              * Does not include
---------------------------------------------------------------------------------------
REID &  HELLYER                      ATTORNEY                       $  41,076 *                        7/03 activity -
---------------------------------------------------------------------------------------
FROST CAPITAL GROUP                  DIP ATTORNEY                   $  67,000 *                        amounts unknown.
---------------------------------------------------------------------------------------
SQUAR, MILNER                        CREDITORS CONST.               $  28,626 *
---------------------------------------------------------------------------------------
BURKHALTER MICHAELS                  ATTORNEY                       $   4,264 *
---------------------------------------------------------------------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)
      NONE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------
Quarterly               Total                                                                                     Quarterly
 Period             Disbursements          Quarterly            Date              Amount            Check         Fee Still
 Ending              For Quarter              Fee               Paid               Paid              No.            Owing
------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------
------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------

------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------

------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------

------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------

------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------

------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------

------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------

------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------

------------   ----------------------  -----------------   --------------   ----------------    -------------  -------------

                -----------------------------------
                OFFICE OF THE UNITED STATES TRUSTEE
                -----------------------------------

---------------------------------------  --------------------------------------
In re: TEMCO FIREPLACE PRODUCTS, INC.    DEBTOR IN POSSESSION INTERIM STATEMENT
     TEMTEX INDUSTRIES, INC.             Statement Number       2
                               Debtor.   For the period FROM:  June 1, 2003
---------------------------------------                     -------------------
Chapter 11 Case No.:    RS 03-16834                     TO:    June 30, 2003
                                                            -------------------
---------------------------------------
MJ Chapter 11 Case No.: RS 03-16833 MJ
---------------------------------------  --------------------------------------

                                                                                   GENERAL           PAYROLL             TAX
                                                                                   ACCOUNT           ACCOUNT           ACCOUNT
                                                                                  -----------       --------           --------
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                          $3,441,555        $440,228            $1,000
                                                                                  -----------       --------           --------
A. Total Receipts per all Prior Interim Statements                                (3,598,332)       (439,228)                0
                                                                                  -----------       --------           --------
B. Less:  Total Disbursements per all Prior Statements                              (156,777)          1,000             1,000
                                                                                  -----------       --------           --------
C. Beginning Balance (A less B)                                                    1,778,197         202,572                 0
                                                                                  -----------       --------           --------
D. Receipts during Current Period(Attach Separate Listing if Necessary)            1,621,420         203,572             1,000
                                                                                  -----------       --------           --------
   Description                                                                     1,643,991         202,572                 0
                                                                                  -----------       --------           --------
   See Attached Listing                                                             ($22,571)         $1,000            $1,000
                                                                                  -----------       --------           --------
   Transfer from operating Account
   Frost Loan Proceeds, Net                                                       $                  $                  $

   TOTAL RECEIPTS THIS PERIOD:                                                    $                  $                  $
E. Balance Available (C plus D)
F: Less:  Disbursements during Current Period                                     $                  $                  $
   (Attach Separate Listing if Necessary)
    Date    Check No.                 Payee/Purpose

TOTAL DISBURSEMENTS THIS PERIOD:
G.  Ending Balance (E less F)
H. (1)  General Account:
        (a)  Depository Name and Location BANK OF AMERICA,
                DALLAS, TX._____________________________________________________
        (b) Account Number:  3755514631_________________________________________
   (2)  Payroll Account:
        (a)  Depository Name and Location BANK OF AMERICA,
                DALLAS, TX _____________________________________________________
        (b)  Account Number:  3755514657________________________________________
   (3)  Tax Account:
        (a)  Depository Name and Location BANK OF AMERICA,
                DALLAS, TX _____________________________________________________
        (b)  Account Number: 3755514660 ________________________________________

I. Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):
   PETTY CASH: PERRIS, CA.. $ 2,000_____PETTY CASH: MANCHESTER, TN.  $700.______

--------------------------------------------------------------------------------